ANNUAL REPORT

TEMPLETON EMERGING
MARKETS FUND, INC.


AUGUST 31, 1999


[FRANKLIN(R) TEMPLETON(R) LOGO]
PAGE


[Franklin(R) Templeton(R) SEAL]


[PHOTO]
J. MARK MOBIUS, PH.D.
President
Templeton Emerging
Markets Fund, Inc.

Dr. Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations. PAGE

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Emerging Markets Fund seeks long-term capital appreciation by investing primarily in emerging country equity securities.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you this annual report of Templeton Emerging Markets Fund, covering the year ended August 31, 1999. We are also pleased to announce that the Fund delivered a +99.91% one-year cumulative total return in market-price terms, and +60.34% in net asset value terms, as shown in the Performance Summary on page 5.

The period under review began with the bottoming out of most emerging market equities. But despite the imposition of strict currency controls by Malaysia in September 1998, many emerging markets began to recover in October, when the U.S. began a series of interest rate reductions. These were followed by reductions by other central banks around the world, and the resulting boost in liquidity sparked a strong recovery in some emerging markets during the latter portion of


CONTENTS


Shareholder Letter .....      1
Performance Summary ....      5
Important Notice
to Shareholders ........      6
Year 2000
Readiness Update .......      9
Financial Highlights &
Statement of Investments     11
Financial Statements ...     19
Notes to
Financial Statements ...     22
Independent
Auditors' Report .......     25
Tax Designation ........     26
Change in Independent
Auditor ................     30



[FUND CATEGORY PYRAMID GRAPHIC]


You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 12 of this report.



GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/99


[PIE CHART]

Asia                                         45.4%
Latin America                                28.2%
Mid-East/Africa                              13.0%
Europe                                        5.8%
Short-Term Investments & Other Net Assets     7.6%


1998. However, by the end of November, the inability of the Brazilian government to pass key reforms through its Congress caused global investors to fear that another crisis was developing, and investment in emerging markets returned to the sidelines. Outflows of investment dollars during most of December and into the new year prompted Brazil's government to float the real. Although this caused the real to plummet, it also initiated a Latin American stock market rally that lasted throughout the first quarter of 1999. Fears of yet another crisis faded and Asian equity markets resumed their recovery.

This recovery continued until a slight rise in inflation was reported in the U.S., prompting Alan Greenspan, Chairman of the U.S. Federal Reserve Board, to warn of a possible interest rate increase. Reacting to these developments in the U.S., Latin American and Asian markets corrected sharply. However, the correction was short-lived and when the U.S. raised interest rates in June and August, the news had already been discounted by the market and little reaction was recorded.

During the year under review, we made some significant changes to the Fund's portfolio, reducing its defensive position in short-term investments and other net assets from 31.6% of total net assets to 7.6% at the end of the reporting period. Our new investments maintained the Fund's previous geographic exposures, and on August 31, 1999, South African holdings constituted the greatest proportion of the portfolio (12.8% of


2
PAGE


total net assets), followed by South Korea (10.9%), Mexico (9.7%) and Brazil (9.7%). Asia continued to represent the highest concentration of Fund holdings, and our investments in Singapore, Thailand, Hong Kong and South Africa were top contributors to the Fund's performance. By industry breakdown, telecommunications, multi-industry, and banking were the largest weightings represented in the Fund.

Looking forward, recent announcements of positive global economic indicators may contribute to favorable results among emerging market securities. However, markets may be in for a bit of short-term volatility as Asia responds to tensions following China's rebuff of Taiwan's efforts to normalize relations, and upcoming elections create political uncertainty in Russia, Japan, Malaysia, Mexico and Argentina. In spite of these and other concerns, we continue to regard market corrections as important opportunities to strengthen the Fund's portfolio, and we believe that the recovery in emerging markets may be sustained over the long term.

Of course, investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Mexico's


TOP 10 COUNTRIES*
Based on Total Net Assets
8/31/99


                   % OF TOTAL
COUNTRY            NET ASSETS
-----------------------------
South Africa          12.8%
South Korea           10.9%
Mexico                 9.7%
Brazil                 9.7%
Thailand               8.6%
Singapore              8.5%
Hong Kong**            5.9%
Indonesia              4.6%
Philippines            4.0%
Argentina              3.6%



* Does not include short-term investments and other net assets.

** Hong Kong reverted to the sovereignty of China on July 1, 1997.


                                                                               3
PAGE


TOP 10 HOLDINGS*
8/31/99


COMPANY                           % OF TOTAL
INDUSTRY, COUNTRY                 NET ASSETS
---------------------------------------------

Telefonos de Mexico SA
(Telmex), ADR
Telecommunications, Mexico            4.0%

Korea Electric Power Corp.
Utilities Electrical & Gas,
South Korea                           3.7%

Anglo American PLC
Metals & Mining,
South Africa                          3.1%

LG Electronics Inc.
Electrical & Electronics,
South Korea                           2.6%

Thai Farmers Bank Public
Co. Ltd.
Banking, Thailand                     2.4%

Philippine Long Distance
Telephone Co., ADR
Telecommunications,
Philippines                           2.0%

City Developments Ltd.
Real Estate, Singapore                1.9%

Cemex SA
Building Materials &
Components, Mexico                    1.9%

Samsung Display Devices Ltd.
Electrical & Electronics,
South Korea                           1.7%

Telesp Participacoes SA
Telecommunications, Brazil            1.7%



* Does not include short-term investments and other net assets.

equity market has increased 3,760% in the last 15 years, but has suffered eight quarterly declines of more than 15% during that time.(1) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our investment strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy.

We thank you for your participation in Templeton Emerging Markets Fund and welcome your comments and suggestions.

Sincerely,



/s/ J. MARK MOBIUS

J. Mark Mobius, Ph.D.
President
Templeton Emerging Markets Fund, Inc.




(1) Source: Mexico Bolsa Index. Based on quarterly percentage price change over 15 years ended June 30, 1999. Market return is measured in U.S. dollar terms and does not include reinvested dividends.


4
PAGE


PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE AND DISTRIBUTION INFORMATION


                            CHANGE        8/31/99       8/31/98
----------------------------------------------------------------
Net Asset Value             +$0.75         $11.60       $10.85
Market Price (NYSE)         +$3.0625       $12.2500     $ 9.1875

                            DISTRIBUTIONS  (9/1/98 - 8/31/99)
                            ------------------------------------
Dividend Income             $0.29
Long-Term Capital Gain      $4.25
Short-Term Capital Gain     $0.01
     TOTAL                  $4.55

PERFORMANCE

                                                                    INCEPTION
                                 1-YEAR     5-YEAR      10-YEAR     (2/26/87)
-----------------------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in
  net asset value                +60.34%    +22.42%     +369.33%    +573.99%
  Based on change in
  market price                   +99.91%     +8.98%     +408.31%    +563.48%
Average Annual Total Return(2)
  Based on change in
  net asset value                +60.34%     +4.13%      +16.71%     +16.47%
  Based on change in
  market price                   +99.91%     +1.73%      +17.65%     +16.32%


Templeton Emerging Markets Fund paid distributions derived from long-term capital gains of $4.25 per share in November and December 1998. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

Past performance is not predictive of future results.



1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


                                                                               5
PAGE


IMPORTANT NOTICE TO SHAREHOLDERS

ADOPTION OF DEFINITIONS OF "EMERGING MARKET" AND "EMERGING MARKET COMPANY." On July 21, 1999, the Fund's Board of Directors adopted non-fundamental definitions of "emerging market" and "emerging market company" to reflect the dynamic nature of what constitutes an "emerging market" or an "emerging market company." The following definitions generally will be used in managing the Fund's portfolio:

"Emerging market" countries are (i) countries that are generally considered low or middle income countries by the International Bank of Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation; or (ii) countries that are classified by the United Nations or otherwise regarded by their authorities as developing or (iii) countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International(R) World Index.

"Emerging market companies" are (i) companies whose principal securities trading markets are in emerging market countries or (ii) companies that derive a significant share of their total revenue from either goods or services produced or sales made in emerging market countries or (iii) companies that have a significant portion of their assets in emerging market countries or (iv) companies that are linked to currencies of emerging market countries or (v) companies that are organized under the laws of or with principal offices in, emerging market countries.

EURO RISK. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. The transition and the elimination of currency risk among EMU countries may change the


6
PAGE


economic environment and behavior of investors, particularly in European markets.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the Fund may hold in its portfolio, and their impact on Fund performance. To the extent the Fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

YEAR 2000 ISSUE. Like all investment companies, the Fund's business operations depend on a worldwide network of computer systems that contain date fields. Many of the systems currently use a two digit date field to represent the date, and these systems must be changed or modified to enable them to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem).

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by any of the parties who service the Fund or with which it does business are not Year 2000 ready. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

When evaluating current and potential portfolio positions, Year 2000 is one of the factors the Fund's investment manager considers. The investment manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and there may be less public disclosure of these factors. The investment manager, of course, cannot audit each company and its major suppliers to verify


7
PAGE


their Year 2000 readiness. The Fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Fund and its investment manager may have no control.

If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings may have an impact on the Fund's performance.

Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has been making the changes necessary to make the computer systems that service the Fund and its shareholders Year 2000 compliant and continues to seek reasonable assurances from all suppliers that they will be Year 2000 compliant on a timely basis. Resources is also developing a contingency plan of procedures to follow (where feasible) in the event of the failure of any mission critical systems. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.


8
PAGE


FRANKLIN TEMPLETON
IS READY FOR YEAR 2000
Year 2000 Readiness Disclosure as of 9/30/99



WE ARE READY!

WE'VE DONE A LOT TO PREPARE!

The enormous scope of this project encompassed practically every computer-dependent record and process within the company. Naturally, our Y2K plan focused first on readying "mission-critical" systems -- those that are necessary for our core business functions. As of September 30, 1999, all our mission-critical systems that could affect our shareholders were certified as Y2K compliant.

Our business operations rely greatly on a complex, worldwide network of computer systems owned and managed by third parties. We continue to work with these outside companies and your Fund's transfer agent to confirm their preparedness for Year 2000.

WE HAVE CONTINGENCY PLANS.

Our company recognizes that even our extensive testing cannot guarantee the absence of difficulties associated with the Y2K transition. Therefore, we are developing and integrating worldwide contingency plans.


                                                                               9
PAGE


Franklin Templeton is confident it is well-positioned to meet the challenges of Y2K.

HOW DOES YEAR 2000 AFFECT OUR
PORTFOLIO MANAGERS' INVESTMENT STRATEGIES?

All our portfolio managers recognize the importance of Year 2000 and its potential to impact the issuers and industries in which we invest, as well as the U.S. and world economy as a whole. As long-term investors, we seek to make and hold investments in companies we believe are well-managed, with good prospects for the future. In our experience, such companies are more likely to have sufficient Y2K programs in place.


Technological changes are ever-present in our industry, and we believe we have the experience and skills necessary to realize and to react to any challenges that may arise due to this transition. Once again, Franklin Templeton is ready for Year 2000, and we look forward to moving into the new millennium with you.

For additional information on Franklin Templeton's Y2K efforts, check our Web site at www.franklintempleton.com.

--------------------------------------------------------------------------------
These statements should be considered Year 2000 Readiness Disclosures, as such term is understood under the "Year 2000 Information and Readiness Disclosure Act." This information is not intended as a representation or warranty and does not create a legal obligation on the part of Franklin Resources, Inc. or its affiliates to the recipient.
--------------------------------------------------------------------------------


10
PAGE



TEMPLETON EMERGING MARKETS FUND, INC.
Financial Highlights

                                                                                YEAR ENDED AUGUST 31,
                                                               --------------------------------------------------------
                                                                1999+        1998        1997        1996        1995
                                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................      $10.85      $20.67      $17.26      $18.23      $22.77
                                                               --------------------------------------------------------
Income from investment operations:
 Net investment income.....................................         .13         .26         .27         .25         .23
 Net realized and unrealized gains (losses)................        5.17       (7.64)       4.27        1.20       (1.62)
                                                               --------------------------------------------------------
Total from investment operations...........................        5.30       (7.38)       4.54        1.45       (1.39)
                                                               --------------------------------------------------------
Less distributions from:
 Net investment income.....................................        (.29)       (.26)       (.21)       (.26)       (.10)
 Net realized gains........................................       (4.26)      (2.18)       (.92)      (2.16)      (3.05)
                                                               --------------------------------------------------------
Total distributions........................................       (4.55)      (2.44)      (1.13)      (2.42)      (3.15)
                                                               --------------------------------------------------------
Net asset value, end of year...............................      $11.60      $10.85      $20.67      $17.26      $18.23
                                                               ========================================================
Total Return
 Based on market value per share...........................      99.91%    (54.35)%      33.81%       7.45%    (16.94)%
 Based on net asset value per share........................      60.34%    (39.69)%      27.34%       8.69%     (8.53)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $204,804    $182,352    $342,002    $283,678    $294,962
Ratios to average net assets:
 Expenses..................................................       1.63%       1.70%       1.67%       1.71%       1.73%
 Net investment income.....................................       1.18%       1.58%       1.38%       1.51%       1.28%
Portfolio turnover rate....................................      45.00%      40.51%      12.60%       8.83%      27.58%

+Based on average weighted shares outstanding.
                       See Notes to Financial Statements.
                                                                              11
PAGE

TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999

                                                                    INDUSTRY                   SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES 92.4%
ARGENTINA 3.6%
*Capex SA, A........................................       Utilities Electrical & Gas             37,400     $    160,836
Central Costanera SA, B.............................       Utilities Electrical & Gas              4,601           11,044
*Molinos Rio de la Plata SA, B......................       Food & Household Products             160,262          272,473
Nobleza Piccardo Sdad Industrial Comercial y
  Financial.........................................          Beverages & Tobacco                 18,760           51,595
Perez Companc SA, B.................................             Energy Sources                  250,300        1,456,892
Quilmes Industrial SA, ADR..........................          Beverages & Tobacco                 36,000          355,500
*Sociedad Comercial del Plata Cadelplata Come.......             Multi-Industry                  538,930          159,000
Telecom Argentina Stet-France SA (Teco), B, ADR.....           Telecommunications                 68,800        1,943,600
Telefonica de Argentina SA, ADR.....................           Telecommunications                 68,335        2,032,966
Transportadora de Gas del Sur SA, B.................       Utilities Electrical & Gas              3,138            4,833
Transportadora de Gas del Sur SA, B, ADR............       Utilities Electrical & Gas            124,700          950,838
                                                                                                             ------------
                                                                                                                7,399,577
                                                                                                             ------------
AUSTRIA 1.6%
Austria Tabak AG....................................          Beverages & Tobacco                 13,612          741,885
Bank Austria AG.....................................                Banking                       30,000        1,592,289
OMV AG..............................................             Energy Sources                   10,000        1,002,905
                                                                                                             ------------
                                                                                                                3,337,079
                                                                                                             ------------
BRAZIL 9.7%
Banco Bradesco SA...................................                Banking                  152,659,741          502,776
Banco Bradesco SA, pfd. ............................                Banking                  104,290,328          412,386
Centrais Eletricas Brasileiras SA (Electrobras), B,
  pfd. .............................................       Utilities Electrical & Gas        166,011,770        2,621,466
Cia Cervejaria Brahma, pfd. ........................          Beverages & Tobacco                 30,900           16,350
Cia Energetica de Minas Gerais, pfd. ...............       Utilities Electrical & Gas         70,457,000        1,085,082
*Cia Mesbla SA, pfd. ...............................             Merchandising                 6,825,690                0
Cia Vale do Rio Doce, A, pfd. ......................            Metals & Mining                  104,300        2,311,748
Copene-Petroquimica do Nordeste SA, A, pfd. ........               Chemicals                   5,201,800          806,523
Duratex SA, pfd. ...................................        Forest Products & Paper            7,910,800          159,080
Embratel Participacoes SA, pfd. ....................           Telecommunications             18,947,000          198,145
Itausa-Investimentos SA, pfd., new..................             Multi-Industry                  159,031           72,813
Itausa-Investimentos SA, pfd. ......................             Multi-Industry                3,664,346        1,715,875
*Mannesmann SA, pfd. ...............................        Machinery & Engineering            1,931,344           82,409
Petroleo Brasileiro SA (Petrobras), pfd. ...........             Energy Sources                1,791,966          239,613
Tele Centro Sul Participacoes SA, pfd. .............           Telecommunications            211,075,000        2,251,320
Tele Norte Leste Participacoes SA, pfd. ............           Telecommunications            136,567,000        2,202,694
Tele Sudeste Celular Participacoes SA, pfd. ........           Telecommunications            263,471,000        1,246,073
Telesp Celular Participacoes SA, pfd. ..............           Telecommunications             18,947,000          172,514
Telesp Participacoes SA, pfd. ......................           Telecommunications             14,577,000          240,422
Telesp Participacoes SA, ADR, pfd. .................           Telecommunications                197,500        3,221,719
Unibanco Uniao de Bancos Brasileiros SA, unit.......                Banking                    7,223,468          248,048
                                                                                                             ------------
                                                                                                               19,807,056
                                                                                                             ------------

 12
PAGE



TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                    INDUSTRY                   SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
CHILE 1.5%
Cia de Telecomunicaciones de Chile SA, ADR..........           Telecommunications                 91,300     $  2,054,250
Empresa Nacional de Electricidad SA, ADR............        Electrical & Electronics              14,264          176,517
Enersis SA, ADR.....................................       Utilities Electrical & Gas             36,500          818,969
Quinenco SA, ADR....................................             Multi-Industry                    1,700           16,894
                                                                                                             ------------
                                                                                                                3,066,630
                                                                                                             ------------
CHINA .7%
China Resources Enterprises Ltd. ...................             Multi-Industry                  289,000          474,524
*China Telecommunications Ltd. .....................           Telecommunications                216,000          671,771
China Vanke Co. Ltd., B.............................              Real Estate                     94,860           42,756
Guangshen Railway Co. Ltd., H.......................             Transportation                  453,000           58,338
Shandong Huaneng Power Development Co. Ltd., ADR....       Utilities Electrical & Gas             29,000          126,875
                                                                                                             ------------
                                                                                                                1,374,264
                                                                                                             ------------
COLOMBIA .9%
Bavaria SA..........................................          Beverages & Tobacco                 98,000          295,033
Cementos Argos SA...................................    Building Materials & Components          556,528        1,146,256
Cia Colombiana de Tabacos SA........................          Beverages & Tobacco                 67,049           75,893
Compania Nacional de Chocolates SA..................       Food & Household Products              74,155          202,120
Compania Suramericana de Inversiones SA.............               Insurance                     154,840          167,222
                                                                                                             ------------
                                                                                                                1,886,524
                                                                                                             ------------
CZECH REPUBLIC .5%
*CEZ AS.............................................       Utilities Electrical & Gas            272,950          594,328
*SPT Telecom AS.....................................           Telecommunications                 24,603          417,926
Tabak AS............................................          Beverages & Tobacco                    100           23,591
                                                                                                             ------------
                                                                                                                1,035,845
                                                                                                             ------------
EGYPT .1%
Commercial International Bank Ltd. .................                Banking                       27,700          238,895
                                                                                                             ------------
HONG KONG 5.9%
CDL Hotel International Ltd. .......................           Leisure & Tourism                  63,361           22,847
Cheung Kong Holdings Ltd. ..........................             Multi-Industry                  285,000        2,477,415
Citic Pacific Ltd. .................................             Multi-Industry                  451,000        1,402,632
Dairy Farm International Holdings Ltd. .............             Merchandising                   568,116          565,275
Hang Lung Development Co. Ltd. .....................              Real Estate                  1,066,000        1,228,656
Hong Kong Land Holdings Ltd. .......................              Real Estate                    210,000          310,800
Hopewell Holdings Ltd. .............................         Construction & Housing                6,000            4,172
HSBC Holdings PLC...................................                Banking                      111,542        1,382,577
Hutchison Whampoa Ltd. .............................             Multi-Industry                  154,000        1,502,289
Jardine Matheson Holdings Ltd. .....................             Multi-Industry                  285,530        1,364,833
Jardine Strategic Holdings Ltd. ....................             Multi-Industry                  166,500          382,950
New World Development Co. Ltd. .....................              Real Estate                    319,585          769,623

                                                                              13
PAGE


TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                    INDUSTRY                   SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
HONG KONG (CONT.)
Sun Hung Kai Properties Ltd. .......................              Real Estate                     69,599     $    596,039
Wheelock and Company Ltd. ..........................             Multi-Industry                    1,000            1,301
                                                                                                             ------------
                                                                                                               12,011,409
                                                                                                             ------------
HUNGARY 1.3%
Borsodchem RT.......................................               Chemicals                      31,472          914,244
*Fotex First Hungarian-American Photo Service
  Co. ..............................................             Multi-Industry                  973,000          368,499
Matav RT............................................           Telecommunications                 21,200          129,522
Mol Magyar Olay-Es Gazipari RT......................             Energy Sources                   32,980          849,618
OTP Bank............................................                Banking                        2,200          100,945
Tiszai Vegyi Kombinat RT............................               Chemicals                      22,300          347,569
                                                                                                             ------------
                                                                                                                2,710,397
                                                                                                             ------------
INDONESIA 4.6%
*Asia Pulp & Paper Co. Ltd., ADR....................        Forest Products & Paper              167,500        1,277,200
*Asia Pulp & Paper Co. Ltd., ADR, wts. .............        Forest Products & Paper               27,540           37,868
*PT Barito Pacific Timber TBK.......................        Forest Products & Paper            6,233,500          385,787
*PT Indah Kiat Pulp & Paper Corp. TBK...............        Forest Products & Paper            1,349,800          492,435
*PT Indocement Tunggal Prakarsa.....................    Building Materials & Components        1,021,000          412,391
*PT Indofoods Sukses Makmurr........................       Food & Household Products           1,903,250        2,033,440
PT Indosat..........................................           Telecommunications                244,000          379,114
*PT Semen Cibinong..................................    Building Materials & Components        1,331,500           60,720
PT Semen Gresik.....................................    Building Materials & Components          131,611          257,220
*PT Sinar Mas Agro Resources & Technology Corp. ....       Food & Household Products              73,400           33,472
PT Timah TBK........................................            Metals & Mining                1,215,000          799,446
PT Telekomunikasi Indonesia (Persero), B............           Telecommunications              8,082,460        3,106,613
*PT Tjiwi Kimia TBK.................................        Forest Products & Paper              814,000          233,329
                                                                                                             ------------
                                                                                                                9,509,035
                                                                                                             ------------
ISRAEL .1%
*Formula Systems Ltd. ..............................     Data Processing & Reproduction            9,890          247,842
Koor Industries Ltd. ...............................             Multi-Industry                       10              877
                                                                                                             ------------
                                                                                                                  248,719
                                                                                                             ------------
MALAYSIA
Boustead Holdings Bhd. .............................       Food & Household Products              65,000           49,605
Shangri-La Hotels (Malaysia) Bhd. ..................           Leisure & Tourism                  72,000           24,063
                                                                                                             ------------
                                                                                                                   73,668
                                                                                                             ------------
MEXICO 9.7%
Cemex SA............................................    Building Materials & Components           33,811          149,246
Cemex SA, B.........................................    Building Materials & Components          838,750        3,720,226
*Cifra SA, V........................................             Merchandising                   938,263        1,552,601
Coca Cola Femsa SA, L, ADR..........................          Beverages & Tobacco                 56,200          853,538
DESC SA de CV DESC, A...............................             Multi-Industry                  463,000          466,505
DESC SA de CV DESC, B...............................             Multi-Industry                  861,000          798,667

 14
PAGE


TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                    INDUSTRY                   SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
MEXICO (CONT.)
Fomento Economico Mexicano SA de Cv Femsa...........          Beverages & Tobacco                 17,500     $    578,594
*Grupo Financiero Banamex Accival SA................                Banking                    1,114,794        2,139,492
*Grupo Financiero Bancomer SA de CV.................                Banking                      467,000          113,526
Panamerican Beverages Inc., A.......................       Food & Household Products              31,100          585,069
Telefonos de Mexico SA (Telmex), ADR................           Telecommunications                109,800        8,166,375
Vitro SA............................................       Food & Household Products             515,855          731,514
                                                                                                             ------------
                                                                                                               19,855,353
                                                                                                             ------------
PAKISTAN .2%
Pakistan Telecommunications Corp., PTC, A...........           Telecommunications                902,000          365,147
                                                                                                             ------------
PERU .9%
Telefonica del Peru SA, B, ADR......................           Telecommunications                136,400        1,866,975
                                                                                                             ------------
PHILIPPINES 4.0%
*A Soriano Corp. ...................................             Multi-Industry                  577,000           14,180
Ayala Corp. ........................................             Multi-Industry                  598,680          162,213
*Filinvest Development Corp. .......................              Real Estate                  1,066,000           81,948
*Keppel Philippine Holdings Inc., B.................        Machinery & Engineering              133,462            2,691
*Metro Pacific Corp. MDI............................             Multi-Industry                3,419,000          124,092
Petron Corporation..................................             Energy Sources                  197,000           17,627
Philippine Long Distance Telephone Co., ADR.........           Telecommunications                169,004        4,003,282
*Philippine National Bank...........................                Banking                      550,430        1,817,425
RFM Corp. ..........................................       Food & Household Products           6,732,209          822,967
San Miguel Corp., B.................................       Food & Household Products             645,100        1,048,745
                                                                                                             ------------
                                                                                                                8,095,170
                                                                                                             ------------
POLAND 1.5%
Bank Rozwoju Eksportu SA............................                Banking                       10,050          328,101
Bank Slaski SA W Katowicach.........................                Banking                       12,660          836,158
Impexmetal SA.......................................            Metals & Mining                    1,603            7,045
Prokom Software SA..................................     Data Processing & Reproduction           17,978          505,659
*Rolimpex SA........................................    Wholesale & International Trade              670              925
Telekomunikacja Polska SA...........................           Telecommunications                205,121        1,390,825
Warta SA............................................               Insurance                       2,566           74,750
                                                                                                             ------------
                                                                                                                3,143,463
                                                                                                             ------------
RUSSIA .8%
Aeroflot............................................             Transportation                  105,300            8,424
*GUM Trade House....................................             Merchandising                    30,000           27,402
Irkutskenergo.......................................       Utilities Electrical & Gas            439,500           39,555
Lukoil Holdings, ADR................................             Energy Sources                    8,000          239,040
Mosenergo...........................................       Utilities Electrical & Gas          3,443,000           99,847
Mosenergo, ADR......................................       Utilities Electrical & Gas             24,670           74,627
*Norilsk Nickel.....................................            Metals & Mining                   19,018           51,729
*Red October........................................       Food & Household Products              22,000           96,690
*Rostelecom.........................................           Telecommunications                201,000          229,140

                                                                              15
PAGE


TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                    INDUSTRY                   SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
RUSSIA (CONT.)
*Rostelecom, ADR....................................           Telecommunications                 15,300     $    104,231
*Rostelecom, pfd. ..................................           Telecommunications                138,400           55,360
*Tyumenaviatrans....................................             Transportation                  530,000            7,155
Unified Energy Systems..............................       Utilities Electrical & Gas          7,183,900          500,718
Unified Energy Systems, pfd. .......................       Utilities Electrical & Gas          1,260,000           32,508
*Vimpel Communications, ADR.........................           Telecommunications                 10,950          170,409
                                                                                                             ------------
                                                                                                                1,736,835
                                                                                                             ------------
SINGAPORE 8.5%
Acer Computer International Ltd. ...................        Electrical & Electronics              13,000           12,090
Acma Ltd. ..........................................        Electrical & Electronics             273,000          207,469
Asia Pacific Breweries Ltd. ........................          Beverages & Tobacco                 24,000           66,971
City Developments Ltd. .............................              Real Estate                    658,000        3,984,801
Cycle & Carriage Ltd. ..............................              Automobiles                    198,000        1,116,784
Development Bank of Singapore Ltd. .................                Banking                       16,304          186,824
First Capital Corp. Ltd. ...........................              Real Estate                    167,000          232,013
Fraser and Neave Ltd. ..............................          Beverages & Tobacco                416,000        1,580,716
G P Batteries International Ltd. ...................        Electrical & Electronics               9,000           15,656
*Hai Sun Hup Group Ltd. ............................             Transportation                  192,000           85,495
Inchcape Motors Ltd., fgn. .........................    Wholesale & International Trade           40,000           54,147
Jurong Shipyard Ltd., fgn. .........................        Machinery & Engineering               17,000           76,708
Keppel Corp., Ltd. .................................             Transportation                  743,000        2,404,174
MCL Land Ltd. ......................................              Real Estate                    161,000          168,236
*Metro Holdings Ltd. ...............................    Wholesale & International Trade           40,000           49,397
Natsteel Ltd. ......................................            Metals & Mining                  162,000          344,333
Overseas Chinese Banking Corp. Ltd., fgn. ..........                Banking                      250,000        1,751,469
Overseas Union Enterprise Ltd. .....................           Leisure & Tourism                  49,400          139,023
Sembcorp Industries Ltd. ...........................             Multi-Industry                  979,096        1,302,129
Singapore Airlines Ltd., fgn. ......................             Transportation                   28,000          262,661
United Industrial Corporation Ltd. .................              Real Estate                    693,000          397,046
United Overseas Bank Ltd., fgn. ....................                Banking                      313,000        2,322,923
United Overseas Land Ltd. ..........................              Real Estate                    421,000          392,430
*United Overseas Land Ltd., wts. ...................              Real Estate                    106,300           39,761
WBL Corp. Ltd. .....................................             Multi-Industry                  114,000          142,813
                                                                                                             ------------
                                                                                                               17,336,069
                                                                                                             ------------
SLOVAK REPUBLIC .1%
Nafta Gbely AS......................................       Utilities Electrical & Gas              5,662           63,337
*Slovnaft AS........................................               Chemicals                       8,000          134,428
Vychodoslovenske Zeleziarne AS......................            Metals & Mining                    5,000           13,323
                                                                                                             ------------
                                                                                                                  211,088
                                                                                                             ------------
SOUTH AFRICA 12.8%
Aeci Ltd. ..........................................               Chemicals                      84,000          225,123
Anglo American Corp of South Africa Ltd. ...........            Metals & Mining                  113,944        6,272,353
Barlow Ltd. ........................................             Multi-Industry                  406,044        2,069,609

 16
PAGE


TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                    INDUSTRY                   SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SOUTH AFRICA (CONT.)
CG Smith Ltd. ......................................             Multi-Industry                  891,500     $  2,374,597
De Beers Centenary Linked Units, Reg................      Misc Materials & Commodities           112,500        3,070,536
*Del Monte Royal Foods Ltd. ........................       Food & Household Products             517,825          395,904
Edgars Stores Ltd. .................................           Textiles & Apparel                 18,995          158,656
Firstrand Ltd. .....................................               Insurance                     431,000          437,236
Iscor Ltd. .........................................            Metals & Mining                1,415,238          525,886
Kersaf Investments Ltd. ............................           Leisure & Tourism                  54,075          227,609
*Liberty International PLC..........................               Insurance                      24,710          184,864
Liberty Life Association of Africa Ltd. ............               Insurance                      95,359        1,117,905
Palabora Mining Co. Ltd. ...........................            Metals & Mining                   37,900          309,083
Rembrandt Group Ltd. ...............................             Multi-Industry                  205,700        1,542,243
Sappi Ltd. .........................................        Forest Products & Paper              246,000        2,269,089
Sasol Ltd. .........................................             Energy Sources                  257,500        1,871,342
South African Breweries Ltd. .......................          Beverages & Tobacco                317,448        2,609,734
Tongaat-Hulett Group Ltd. ..........................             Multi-Industry                  101,581          497,717
                                                                                                             ------------
                                                                                                               26,159,486
                                                                                                             ------------
SOUTH KOREA 10.9%
*Cho Hung Bank Co. Ltd. ............................                Banking                       33,500          180,767
*Daegu Bank Co. Ltd. ...............................                Banking                       95,404          408,932
Korea Electric Power Corp. .........................       Utilities Electrical & Gas            204,400        7,618,467
LG Electronics Inc. ................................        Electrical & Electronics             126,771        5,369,377
Pohang Iron & Steel Co. Ltd., ADR...................            Metals & Mining                    2,600           95,550
Samsung Display Devices Ltd. .......................        Electrical & Electronics              61,586        3,563,171
Samsung Electronics Co. Ltd. .......................        Electrical & Electronics              16,177        3,069,587
*Samsung Heavy Industries Co. Ltd. .................        Machinery & Engineering              158,858        1,466,795
SK Corp. ...........................................             Energy Sources                    3,820           92,223
SK Telecom Co. Ltd. ................................           Telecommunications                     60           60,025
Ssangyong Oil Refining Co. Ltd. ....................               Chemicals                       4,710          116,902
Tong Yang Merchant Bank.............................           Financial Services                  8,502           41,124
                                                                                                             ------------
                                                                                                               22,082,920
                                                                                                             ------------
THAILAND 8.6%
Advanced Info Service Ltd., fgn. ...................           Telecommunications                114,600        1,571,623
American Standard Sanitaryware Public Co. Ltd.
  fgn. .............................................    Building Materials & Components           17,000           75,349
Ayudhya Insurance Public Co. Ltd., fgn. ............               Insurance                      11,900           35,525
*Bangkok Bank Public Co. Ltd. ......................                Banking                       60,800           92,734
*Bangkok Bank Public Co. Ltd., fgn. ................                Banking                       26,000           66,093
*Bangkok Insurance Public Co. Ltd. BKI..............               Insurance                      15,840           55,959
*Charoen Pokphand Feedmill Public Co. Ltd., fgn. ...       Food & Household Products             158,180          474,272
Dusit Thani Public Company Ltd., fgn. ..............           Leisure & Tourism                  74,500           86,242
*Hana Microelectronics Co. Ltd., fgn. ..............        Electrical & Electronics             203,700          594,822
Industrial Finance Corp. of Thailand, fgn. .........           Financial Services                270,400          133,949
Italian-Thai Development Public Co. Ltd., fgn. .....         Construction & Housing              156,100          242,157
*Jasmine International Public Co. Ltd., fgn. .......           Telecommunications                876,000          405,397
*Jasmine International Public Co. Ltd., fgn.,
  wts. .............................................           Telecommunications                876,000          291,201

                                                                              17
PAGE


TEMPLETON EMERGING MARKETS FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (CONT.)

                                                                    INDUSTRY                   SHARES           VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
THAILAND (CONT.)
*Land and House Public Co. Ltd. ....................              Real Estate                     71,736     $     65,929
*Land and House Public Co. Ltd., fgn. ..............              Real Estate                    216,400          327,237
*PTT Exploration & Production Public Co. Ltd.,
  fgn. .............................................             Energy Sources                    9,700           76,376
*Saha Union Public Co. Ltd. ........................             Multi-Industry                  101,214           32,986
Saha Union Public Co. Ltd., fgn. ...................             Multi-Industry                  100,786           36,131
*Serm Suk Public Co. Ltd. ..........................       Food & Household Products              85,700          396,604
Serm Suk Public Co. Ltd., fgn. .....................       Food & Household Products               4,900           26,586
*Shin Corporations Public Company Ltd., fgn. .......        Electrical & Electronics             104,300          475,883
*Siam Cement Public Co. Ltd. .......................    Building Materials & Components          110,565        1,706,543
Siam Cement Public Co. Ltd., fgn. ..................    Building Materials & Components           59,735        1,544,965
*Siam Commercial Bank, 144A, 5.25%, fgn., cvt.,
  pfd. .............................................                Banking                      216,000          244,975
Siam Makro Public Company Ltd., fgn. ...............             Merchandising                   438,100          882,939
*Telecomasia Corp. Public Co. Ltd., fgn. ...........           Telecommunications                 75,000           71,861
*Thai Airways International Public Co. Ltd.,
  fgn. .............................................             Transportation                  316,800          557,528
*Thai Farmers Bank Public Co. Ltd. .................                Banking                      347,600          380,634
*Thai Farmers Bank Public Co. Ltd., fgn. ...........                Banking                    1,919,500        2,752,509
*Thai Farmers Bank Public Co. Ltd., fgn., rts.......                Banking                    1,919,500        1,751,597
*Thai Petrochemical Industry Public Co. Ltd.,
  fgn. .............................................               Chemicals                     309,100          161,178
*Thai Telephone & Telecommunication Public Co.
  Ltd.,fgn. ........................................           Telecommunications                713,400          165,539
*Total Access Communication Public Co. Ltd. ........           Telecommunications                375,000          840,000
*United Communications Industry Public Co. Ltd.,
  fgn. .............................................           Telecommunications              1,074,000          966,054
                                                                                                             ------------
                                                                                                               17,589,377
                                                                                                             ------------
TURKEY 2.0%
Akbank..............................................                Banking                  195,135,861        2,583,711
Arcelik AS..........................................    Appliances & Household Durables       64,921,865        1,493,378
*Erciyas Biracilik..................................       Food & Household Products             540,000           10,058
                                                                                                             ------------
                                                                                                                4,087,147
                                                                                                             ------------
VENEZUELA 1.9%
Compania Anonima Nacional Telefonos de Venezuela,
  ADR...............................................           Telecommunications                 72,950        1,454,442
Electricidad de Caracas.............................       Utilities Electrical & Gas            142,056        2,039,372
Mavesa SA, ADR......................................       Food & Household Products             171,800          483,188
                                                                                                             ------------
                                                                                                                3,977,002
                                                                                                             ------------
TOTAL LONG TERM SECURITIES (COST $179,654,999)......                                                          189,205,130
                                                                                                             ------------
                                                                                             PRINCIPAL
                                                                                              AMOUNT**
                                                                                              --------
SHORT TERM INVESTMENTS (COST $10,194,115) 5.0%
U.S. Treasury Bills, 4.60% to 4.87%, with maturities
  to 2/24/00........................................                                        $ 10,371,000       10,194,754
                                                                                                             ------------
TOTAL INVESTMENTS (COST $189,849,114) 97.4%.........                                                          199,399,884
OTHER ASSETS, LESS LIABILITIES 2.6%.................                                                            5,403,977
                                                                                                             ------------
TOTAL NET ASSETS 100.0%.............................                                                         $204,803,861
                                                                                                             ============

*Non-income producing.
**Securities denominated in U.S. dollars.
                       See Notes to Financial Statements.
 18
PAGE



TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1999

Assets:
 Investments in securities, at value (cost $189,849,114)....    $199,399,884
 Cash.......................................................       6,098,441
 Receivables:
  Investment securities sold................................       1,144,614
  Dividends and interest....................................         516,313
                                                                ------------
      Total assets..........................................     207,159,252
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................       1,891,667
  To affiliates.............................................         246,093
 Accrued expenses...........................................         217,631
                                                                ------------
      Total liabilities.....................................       2,355,391
                                                                ------------
Net assets, at value........................................    $204,803,861
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $  1,289,249
 Net unrealized appreciation................................       9,550,770
 Distributions in excess of net realized gains..............     (10,833,111)
 Capital shares.............................................     204,796,953
                                                                ------------
Net assets, at value........................................    $204,803,861
                                                                ============
Net asset value per share ($204,803,861 / 17,656,437 shares
  outstanding)..............................................          $11.60
                                                                ============

                       See Notes to Financial Statements.
                                                                              19
PAGE



TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1999

Investment Income:
 (net of foreign taxes of $579,174)
 Dividends..................................................    $ 4,565,178
 Interest...................................................        767,525
                                                                -----------
      Total investment income...............................                   $ 5,332,703
Expenses:
 Management fees (Note 3)...................................      2,369,680
 Administrative fees (Note 3)...............................        284,362
 Transfer agent fees........................................         54,700
 Custodian fees.............................................        121,500
 Reports to shareholders....................................        101,600
 Registration and filing fees...............................         42,100
 Professional fees..........................................         87,900
 Directors' fees and expenses...............................         26,700
 Other......................................................            789
                                                                -----------
      Total expenses........................................                     3,089,331
                                                                               -----------
            Net investment income...........................                     2,243,372
                                                                               -----------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments (net of foreign taxes of $348,860)............     (8,686,100)
  Foreign currency transactions.............................       (350,710)
                                                                -----------
      Net realized loss.....................................                    (9,036,810)
      Net unrealized appreciation on investments............                    97,897,584
                                                                               -----------
Net realized and unrealized gain............................                    88,860,774
                                                                               -----------
Net increase in net assets resulting from operations........                   $91,104,146
                                                                               ===========

                       See Notes to Financial Statements.
 20
PAGE



TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1999 AND 1998

                                                                    1999               1998
                                                                --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  2,243,372       $   4,311,591
  Net realized gain (loss) from investments and foreign
   currency transactions....................................      (9,036,810)         78,186,635
  Net unrealized appreciation (depreciation) on
   investments..............................................      97,897,584        (205,907,624)
                                                                --------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................      91,104,146        (123,409,398)

 Distributions to shareholders from:
  Net investment income.....................................      (4,872,098)         (4,385,151)
  Net realized gains........................................     (71,586,456)        (36,081,159)
 Capital share transactions (Note 2)........................       7,806,529           4,225,187
                                                                --------------------------------
    Net increase (decrease) in net assets...................      22,452,121        (159,650,521)

Net assets:
 Beginning of year..........................................     182,351,740         342,002,261
                                                                --------------------------------
 End of year................................................    $204,803,861       $ 182,351,740
                                                                ================================

Undistributed net investment income included in net assets:
 End of year................................................    $  1,289,249       $   4,795,230
                                                                ================================

                       See Notes to Financial Statements.
                                                                              21
PAGE



TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, diversified investment company. The Fund seeks long-term capital appreciation by investing primarily in emerging country equity securities. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Certain countries in which the Fund invests have imposed restrictions on the repatriation of their currencies. Other countries have previously instituted currency exchange controls in the past during periods of serious imbalance in their balance of payments or upon the occurrence of other destabilizing events. Exchange control regulations may restrict the Fund's ability to convert investment income, capital, or the proceeds of securities into U.S. dollars. As of August 31, 1999, the Fund has cash and investments with a value of approximately $5.3 million in countries with restrictions on the repatriation of their currencies or formal exchange controls currently in place.

 22
PAGE


TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL SHARES

At August 31, 1999, there were 30 million shares authorized ($0.01 par value). During the years ended August 31, 1999 and 1998, 856,099 shares were issued for $7,806,529 and 252,599 shares were issued for $4,225,187 from reinvested distributions, respectively.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays an administrative fee monthly to FT Services based on the rate of 0.15% per year of the Fund's average daily net assets.

                                                                              23
PAGE


TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements (continued)

4. INCOME TAXES

At August 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $190,894,315 was as follows:

Unrealized appreciation.....................................  $ 45,452,020
Unrealized depreciation.....................................   (36,946,451)
                                                              ------------
Net unrealized appreciation.................................  $  8,505,569
                                                              ============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

At August 31, 1999, the Fund had deferred capital and currency losses occurring subsequent to October 31, 1998 of $10,700,000. For tax purposes, such losses will be reflected in the year ending August 31, 2000.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1999 aggregated $77,117,472 and $103,445,026, respectively.

 24
PAGE



TEMPLETON EMERGING MARKETS FUND, INC.
INDEPENDENT AUDITOR'S REPORT
To the Board of Directors and Shareholders

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Emerging Markets Fund, Inc. (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended August 31, 1998, including financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
September 30, 1999

                                                                              25
PAGE



TEMPLETON EMERGING MARKETS FUND, INC.
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $982,396 as a capital gain dividend for the fiscal year ended August 31, 1999.

At August 31, 1999, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund to shareholders in October 1999.

                                                               FOREIGN TAX       FOREIGN SOURCE
                          COUNTRY                             PAID PER SHARE    INCOME PER SHARE
------------------------------------------------------------------------------------------------
Argentina...................................................     $0.0000            $0.0049
Austria.....................................................      0.0005             0.0010
Brazil......................................................      0.0146             0.0360
Chile.......................................................      0.0005             0.0023
China.......................................................      0.0000             0.0010
Colombia....................................................      0.0000             0.0039
Czech Republic..............................................      0.0000             0.0001
Egypt.......................................................      0.0000             0.0006
Finland.....................................................      0.0000             0.0000
France......................................................      0.0000             0.0000
Ghana.......................................................      0.0000             0.0001
Hong Kong...................................................      0.0001             0.0082
Hungary.....................................................      0.0004             0.0011
India.......................................................      0.0000             0.0027
Indonesia...................................................      0.0010             0.0030
Israel......................................................      0.0003             0.0006
Malaysia....................................................      0.0032             0.0073
Mexico......................................................      0.0003             0.0114
Pakistan....................................................      0.0002             0.0031
Panama......................................................      0.0008             0.0000
Peru........................................................      0.0000             0.0004
Philippines.................................................      0.0003             0.0007
Poland......................................................      0.0002             0.0005
Russia......................................................      0.0002             0.0006
Singapore...................................................      0.0048             0.0089
South Africa................................................      0.0000             0.0171
South Korea.................................................      0.0020             0.0060
Thailand....................................................      0.0001             0.0003
Turkey......................................................      0.0000             0.0084
Venezuela...................................................      0.0000             0.0044
                                                              ----------------------------------
TOTAL.......................................................     $0.0295            $0.1346
                                                              ==================================

In January 2000, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 1999. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

 26
PAGE



TEMPLETON EMERGING MARKETS FUND, INC.
Annual Meeting of Shareholders, February 16, 1999

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on February 16, 1999. The purpose of the meeting was to elect six Directors of the Fund; to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending August 31, 1999; and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Edith E. Holiday and Constantine D. Tseretopoulos.* Shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending August 31, 1999. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of six (6) Directors:

                                                                                 % OF                           % OF
                                                                              OUTSTANDING                    OUTSTANDING
                    TERM EXPIRING 2001:                          FOR            SHARES         WITHHELD        SHARES
------------------------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos................................  11,988,699        67.92%         305,757          1.73%
TERM EXPIRING 2002:
-------------------
Harris J. Ashton............................................  12,025,886        68.13%         268,570          1.52%
Nicholas F. Brady...........................................  12,024,038        68.12%         270,418          1.53%
Frank J. Crothers...........................................  11,996,724        67.96%         297,732          1.69%
S. Joseph Fortunato.........................................  12,008,398        68.03%         286,058          1.62%
Edith E. Holiday............................................  12,017,189        68.08%         277,267          1.57%

2. The ratification of the selection of McGladrey & Pullen, LLP, as independent auditors of the Fund for the fiscal year ending August 31, 1999:

               % OF                    % OF                    % OF                      % OF
            OUTSTANDING             OUTSTANDING             OUTSTANDING    BROKER     OUTSTANDING
   FOR        SHARES      AGAINST     SHARES      ABSTAIN     SHARES      NON-VOTES     SHARES
-------------------------------------------------------------------------------------------------
12,077,730    68.42%      89,237       0.51%      127,489      0.72%       --           --

*Harmon E. Burns, John Wm. Galbraith, Andrew H. Hines, Jr., Charles B. Johnson, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              27
PAGE



TEMPLETON EMERGING MARKETS FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

 28
PAGE



TEMPLETON EMERGING MARKETS FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "EMF." The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Emerging Markets Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
                                                                              29
PAGE



TEMPLETON EMERGING MARKETS FUND, INC.
CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the August 31, 1999 audit.

None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On August 31, 1999, the Fund, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditors.

 30
PAGE



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PAGE



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PAGE


ANNUAL REPORT

TEMPLETON EMERGING
MARKETS FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.chasemellon.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


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